Nationwide Life Insurance Company: • Nationwide Variable Account – 4

Prospectus supplement dated May 28, 2010

to Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.	Your prospectus offers the following underlying mutual funds as investment options under your contract.

Effective May 28, 2010, this underlying mutual fund changed its name as indicated below:

Old Name	New Name
Rydex|SGI Variable Trust – All-Cap Opportunity Fund	Rydex|SGI Variable Trust – U.S. Long Short Momentum Fund

Effective June 7, 2010, this underlying mutual fund changed its name as indicated below:

Old Name	New Name
Rydex|SGI Variable Trust – International Opportunity Fund	Rydex|SGI Variable Trust – International Long Short Select Fund

2.	Effective June 7, 2010, this underlying mutual fund changed its subadvisor as indicated below:

Underlying Mutual Fund	Old Subadviser	New Subadvisor
Rydex|SGI Variable Trust – International Long Short Select Fund	Valu-Trac Investment Management Company	Security Global Investors, LLC

3.	The following replaces the Underlying Mutual Fund Annual Expenses and Example sections in your prospectus:

Mutual Fund Annual Expenses

The table below provides the minimum and maximum total operating expenses, as of June 7, 2010 2010, charged by the underlying mutual funds that you may pay periodically during the life of the Contract.  The table does not reflect Short-Term Trading Fees.  More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund.

Total Annual Underlying Mutual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of underlying mutual fund assets)	0.70%	4.07%

The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds.  Therefore, actual expenses could be lower.  Refer to the underlying mutual fund prospectuses for specific expense information.

Example

This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and underlying mutual fund fees and expenses.  The Example does not reflect premium taxes or Short-Term Trading Fees which, if reflected, would result in higher expenses.

The Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds;
•	the CDSC schedule; and
•	the total Variable Account charges associated with the most expensive combination of optional benefits (2.40%).

For those contracts that do not elect the most expensive combination of optional benefits, the expenses would be lower.
	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (4.07%)	$1,219	$2,362	$3,457	$6,271	*	$2,002	$3,227	$6,271	$326	$2,002	$3,277	$6,271
Minimum Total Underlying Mutual Fund Operating Expenses (0.70%)	$866	$1,354	$1,865	$3,523	*	$994	$1,685	$3,523	$326	$994	$1,685	$3,523
*The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.